OTC: GBCS

# SelectisHealth

*Investor Presentation*

*October 2022*

# Disclosures Regarding Forward-Looking Statements

- This presentation may contain projections and other forward-looking statements. Any such statement reflects the company's current views with respect to future events and financial performance.
- No assurances can be given, however, that these events will occur, and actual results could differ materially from those presented. A discussion of important factors that could cause actual results to differ from those presented is included in the Company's periodic reports filed with the Securities and Exchange Commission at www.sec.gov.

SelectisHealth

OTC: GBCS

# About Selectis

*Selectis Health, Inc. owns and/or operates healthcare facilities across the American Southcentral and Southeastern states.*


Healthcare Facility
Leased Facility

**13** facilities owned by separate wholly-owned subsidiaries

**9** facilities currently operated

**1,120+** licensed beds

**10+** nursing specialties

**660** employees as of 6/30/2022

# Our Services


Skilled Nursing
Rehabilitation
Continuing Care Retirement Communities
Independent Living
Assisted Living
Pharmacy Services
Transportation Services
Medical Services
SelectisHealth

# Market Opportunity

SelectisHealth
OTC: GBCS

## Healthcare Spending as a Percentage of U.S. GDP[1]


18.2%
Projected to grow at same annual rate as GDP
19.7%
2021A
2030E
2021A
2030E

## Expected Medicare Expenditures (2021-2030)[1]


$923 billion
7.2% average growth rate
$1.67 trillion
2021A
2030E
2021A
2030E

**5.1%**

**Projected growth rate for national health spending for 2021-2030[1]**

**92%**

**Amount by which per-capita healthcare spending among the U.S. population aged 85 and older outpaces spending by the 65- to 84-year-old segment[2]**

**329%**

**Amount by which per-capita healthcare spending among the U.S. population aged 85 and older outpaces the total population's average healthcare spend[2]**

[1] Centers for Medicare and Medicaid Services (CMS), "National Health Expenditure Projections 2021-2030."

[2] CMS, "2016-2025 Projections of National Health Expenditures Data Released."

# Industry-Wide Pressures…

SelectisHealth
OTC: GBCS

**87%** of nursing home providers are facing moderate or high staffing shortages, with over **70%** relying on expensive third-party staffing agencies to meet patients' needs.[1]

As a result…

**61%** of nursing home providers have limited new patient admissions, and **over 400** nursing homes are projected to close this year due to widespread staffing shortages.[1]

[1] American Health Care Association and National Center for Assisted Living (AHCA/NCAL), "Survey: Nursing Homes Still Facing Staffing & Economic Crisis."

# …Highlight Our Agility

SelectisHealth
OTC: GBCS

*Through 1H22, Selectis has proactively managed industry-wide challenges exacerbated by COVID-19 through making steady progress on the following initiatives:*

- Strengthening internal recruiting and training programs
- Bolstering corporate and facility-level leadership teams
- **Working to eliminate third-party agency staffing by YE 2022**

- Securing operational control of ~70% of owned facilities
- Maximizing physical capacity and patient census across footprint
- **Implementing key building improvements and optimized financing arrangements to advance progress towards portfolio-wide profitability**

# Facility Criteria




HC





**Location:**

- ✓ Rural or rural-adjacent
- ✓ Locations with population of ~1M people or fewer
- ✓ Within a reasonable distance of a regional or local hospital

**History:**

- ✓ <u>Previous</u> high historical census
- ✓ Slightly older buildings that need cosmetic or minor structural improvements

# Facility Ramp

*New business model launched in 2020*

Target a specific patient mix to optimize **CMS payments** & **profitability**

**Initial 5-Year Debt Financing**

Secure through local or regional banks

**Facility & Operational Upgrades**

Perform facility upgrades, implement controls and operational procedures

**HUD Refinancing**

Refinance to long-term debt after a minimum of three years


Medicaid
Medicare

# Current Footprint

| State | AR | GA | OH | OK |
|---|---|---|---|---|
| **Total Population (2020)[1]** | 3.0 million | 10.7 million | 11.8 million | 4.0 million |
| **Facilities** | • GL Nursing (SNF) | • Warrenton Health & Rehab (SNF)<br>• Eastman Health & Rehab (SNF)<br>• Glen Eagle (SNF)<br>• Archway Transitional (SNF)<br>• Sparta Health & Rehab (SNF) | • Meadowview Health & Rehab (SNF) | • Park Place Health & Rehab (SNF)<br>• Maple Street Health & Rehab (SNF)<br>• Higher Call Health & Rehab (SNF)<br>• Southern Hills (ALF)<br>• Southern Hills Health & Rehab (SNF)<br>• Southern Hills Retirement (ILF) |
| **Total Permitted Beds** | 141 | 554 | 99 | 441 |
| **Total Available Beds** | 141 | 454 | 99 | 351 |

[1] Source: U.S. Census

# Our Advantages

**Selectis can deliver high-quality care to our residents and patients every single day**

**Government Financing**

- Longer-term debt at lower interest rates
- Lower cost of debt services
- Greater allocation for hiring high-quality personnel
- USDA financing (where available/applicable)

**Strong Facility Leadership**

- Competitive pay scale
- Performance-based bonus structure

**Optimizing Patient Mix**

- Maintain stability
- Increase profitability

SelectisHealth

OTC: GBCS

# Southern Hills Campus Successful Model Case Study (Tulsa)







| Initial: | | Appraisal: | |
|---|---|---|---|
| Purchase Price (ALF, ILF, & SNF) | $2.0 | SNF (106 beds) | $11.3 |
| | | ALF (24 rooms) | $6.1 |
| All Renovations/Repairs (ALF, ILF, & SNF) | $6.0 | ILF (90 rooms) | $7.1 |
| Total | $8.0 | Total | $24.5 |

*In millions (USD)*

- Paid off the remaining loan balances for the ALF and ILF, thereby owning both free and clear
- Completed $8.0M HUD refinancing on the SNF, 2.38% fixed for 35 years
- Census increasing rapidly across SNF and ILF; may use excess SNF beds for a hybrid model
- ALF renovations completed, targeting a 2023 reopening

# Acquisition Strategy

SelectisHealth
OTC: GBCS

- ✓ **Acquisition Criteria**
  - ✓ Identify properties with historically high occupancy rates and strong EBITDAR that have recently unperformed due to poor financial management or leadership
  - ✓ Target properties that sit within distressed debt portfolios
  - ✓ Focus exclusively on Certificate of Need (CON) states

- ✓ **Acquisition Strategy**
  - ✓ Buy at a discount and performs $1 to $2 million in renovations
  - ✓ Target facilities which were historically built for 3-4 patients per room; current model is 1-2 patients
  - ✓ Purchase distressed debt through the public markets at reduced levels
  - ✓ Retain or repurpose excess CON beds for lease or sale to new skilled nursing facilities or hospitals, uncovering deep hidden value

# Key Metrics

SelectisHealth
OTC: GBCS


Annual Revenue
$3.6M
$6.9M
$20.9M
$29.3M
$39.1M
2018
2019
2020
2021
TTM @ Q2'22

## Q2’22 Financial Highlights

| Total Revenue | |
|---|---|
| **Q2’22** | $11.5M |
| **Q2’21** | $6.0M |

| Net Income (Loss) | |
|---|---|
| **Q2’22** | $1.0M |
| **Q2’21** | $(0.7)M |

| Operating Cash Flow | |
|---|---|
| **1H22** | $0.1M |
| **1H21** | $(0.6)M |

| Selectis Shareholder Equity | |
|---|---|
| **@6/30/22** | $4.7M |
| **@12/31/21** | $3.1M |

- Achieved record quarterly revenue (91% y-o-y growth)
- Reached over $1M in net income, representing significant profitability milestone
- Continued reducing third-party agency staffing expenses

# Recent Highlights

SelectisHealth

OTC: GBCS

## Corporate Actions

- Christine Lucus appointed as CFO ✓
- David Furstenberg appointed to board of directors ✓
- Standing audit committee established, strengthening financial controls and corporate governance structure ahead of expected exchange listing ✓
- Andrew Sink appointed to board of directors following resignation of Clifford Neuman as director and secretary ✓
- Engaged Marcum LLP to serve as the Company's new auditor ✓

## Facility Enhancements and Refinancing

- Completed $8.0M HUD refinancing at Southern Hills ✓
- Commenced Eastman HUD refinance, expansion & renovation design and timeline ✓
- Repurchased remaining 15% minority interest in Goodwill Hunting LLC (leased Macon facility) ✓
- Converted Park Place financing to five-year term loan ✓
- Major campus upgrade at Southern Hills (Tulsa) completed, including Southern Hills SNF remodel ✓
- Completed successful renovations at Tulsa Campus and OKC facility, as well as reopening and re-certification at Glen Eagle facility ✓

## Current Portfolio Optimization

- Increased from operating 5 facilities in 2020 to 9 facilities ✓
- Assumed operations of Warrenton and Sparta facilities in Dec. 2021 ✓
- Secured direct Medicare & Medicaid billing approvals from CMS for all operated facilities ✓

## Operational Improvements

- Drove steady reductions in third-party agency staffing costs through 1H22 ✓
- Created recruiting and staffing department focused on accelerating Selectis's internal hiring programs ✓
- Hired corporate human resources manager to support internal hiring initiatives ✓
- Implemented corporate-level leadership training ✓
- Reached record patient census at Warrenton (56+ residents) in Q2'22 ✓
- Increased Park Place census to 40+ patients post- Q2'22 ✓
- Surpassed 40 residents at Southern Hills ILF. Census expected to reach full capacity by Q1'23 ✓

# Strategic Outlook

SelectisHealth
OTC: GBCS

*Selectis remains focused on maximizing patient census, optimizing Medicare and Medicaid patient mix, and achieving profitability across our portfolio.*

- ✓ **Eastman**
  - ✓ Complete planned facility expansion in 2023
  - ✓ Complete HUD refinancing in 2023
- ✓ **Park Place**
  - ✓ Achieve profitability (currently at breakeven)
- ✓ **Southern Hills**
  - ✓ Track towards reopening ALF and memory care unit following the completion of final building renovations in 2023
  - ✓ Reach full patient capacity (90 residents) at ILF by the end of Q1 2023
- ✓ **Staffing**
  - ✓ Eliminate pandemic-driven third-party agency staffing costs by year-end 2022
  - ✓ Hire additional high-quality nursing staff
- ✓ **Listing**
  - ✓ Finalize up-listing from the OTC to a national exchange

# Key Takeaways

SelectisHealth
OTC: GBCS

| Advantages |
| --- |
| Successful transition to new business model in 2020 |
| Strong and proven senior management team |
| Secured HUD refinancing of debt |
| Upgraded key facility leadership positions |
| Positioned as a high-quality healthcare owner and/or operator for the aging population within high-need rural regions |
| **Well-positioned for rapid growth as COVID headwinds subside** |

| Catalysts |
| --- |
| Portfolio optimization to maximize unused beds through building expansion with excess land at existing facilities |
| Optimize mix of Medicare and Medicaid patients |
| Work towards becoming cash flow positive across current facility footprint |
| Targeting CON-only states for potential expansion opportunities |
| Prepare for a national exchange listing in 2022 |

SelectisHealth

## Contact Information

Scott Liolios or Jackie Keshner
Gateway Group, Inc.
(949) 574-3860
selectis@gatewayir.com

# Appendix

# Leadership

SelectisHealth
OTC: GBCS



## Lance Baller
*Chairman and Chief Executive Officer*

TITAN Au
Iofina Technology Leaders in Iodine®
UBS
Morgan Stanley



## Randy Barker
*President and Chief Operating Officer*

GRAPHIUM HEALTH™
empathiHR
Miller&Associates™



## Christine Lucus
*Chief Financial Officer*

DRUG DELIVERY EXPERTS
neubase



## Andrew Sink
*Non-Executive Director*

OWN™ ALABAMA
Colliers



## Adam Desmond
*Non-Executive Director*

POWERED BY NEEDLE ROCK CBD
CME Group



## David Furstenberg
*Non-Executive Director*

PulteGroup
pwc

SelectisHealth

OTC: GBCS

# Current Permitted and Available Counts Allows Expansion of Current Portfolio

| Operating Entity | City, State | Permitted Beds (1) | Available Beds (2) |
|---|---|---|---|
| Warrenton Health & Rehab (SNF) | Warrenton, GA | 110 | 98 |
| Eastman Health & Rehab (SNF) | Eastman, GA | 100 | 100 |
| Park Place Health & Rehab (SNF) | Oklahoma City, OK | 106 | 106 |
| GL Nursing (SNF) (3) | Lonoke, AR | 141 | 141 |
| Glen Eagle (SNF) | Abbeville, GA | 101 | 71 |
| Maple Street Health & Rehab (SNF) | Fairland, OK | 29 | 28 |
| Higher Call Health & Rehab (SNF) | Quapaw, OK | 86 | 48 |
| Archway Transitional (SNF) (3) | Macon, GA | 172 | 100 |
| Meadowview Health & Rehab (SNF) (4) | Seville, OH | 99 | - |
| Sparta Health & Rehab (SNF) | Sparta, GA | 71 | 62 |
| Southern Hills ALF (5) | Tulsa, OK | 24 | 24 |
| Southern Hills Health & Rehab (SNF) | Tulsa, OK | 106 | 92 |
| Southern Hills Retirement (ILF) | Tulsa, OK | 90 | 90 |
| **Totals** | | **1,235** | **960** |

1 Permitted beds does not, necessarily, mean that the facility should or could hold that many residents. This restriction could be due to several different reasons, such as: physical size of the building will not hold this many beds, the Company has intentionally decided to make rooms single occupancy, or some other reason.

2 This amount represents how many beds we technically have available in the facility - it also has the number of beds still restricted for COVID. Due to COVID, we had to quarantine segments of the facility in order to protect all residents and staff.

3 Facilities currently operated by third-parties.

4 Currently in negotiations with the Ohio Dept of Health ("ODH") to renew licensure.

5 ALF completed renovations in the Autumn of 2020. Management has currently decided not to fill facility with residents.